UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 27, 2003
                                                           -------------


                               SEA CONTAINERS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Bermuda
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

               001-07560                               98-0038412
       ------------------------                     -------------------
       (Commission File Number)                     (I.R.S. Employer
                                                    Identification No.)

                                 41 CEDAR AVENUE
                                P.O. BOX HM 1179
                             HAMILTON HMEX, BERMUDA
                -------------------------------------------------
                (Address of principal executive offices) Zip Code

                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5. Other Events.

     On June 30, 2003, Sea Containers Ltd. issued a press release regarding the expiration, on June 27, 2003, of the exchange offer of its 13% Senior Notes due 2006 for the same aggregate principal amount of its outstanding 9 1/2% Senior Notes due 2003 and 10 1/2% Senior Notes due 2003. A copy of the Press Release is attached hereto as Exhibit 99.

ITEM 7. Exhibits

99   Press Release dated June 30, 2003.




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




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SEA CONTAINERS LTD.




                                             By: /s/ E.S. Hetherington
                                                 ---------------------
                                                Edwin S. Hetherington
                                                Vice President, General Counsel
                                                and Secretary





Date:  June 30, 2003



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


                                  EXHIBIT INDEX

Exhibit
Number              Description
------              -----------

  99                Press Release dated June 30, 2003.


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